The Park Avenue Portfolio

                       Supplement dated November 25, 1998
                        to Prospectus dated May 1, 1998

      This Supplement should be retained with the Prospectus for future reference.

      The following paragraph replaces the paragraph entitled "High Yield Fund" in the section entitled "Portfolio Managers" appearing on page 39 of the Prospectus.

            Effective September 24, 1998, The Guardian High Yield Bond Fund ("High Yield Fund") is managed by a team consisting of Thomas G. Sorrell, CFA, Vice President of the Portfolio, Peter J. Liebst, Vice President of the Portfolio, and John G. Murphy, CFA, Vice President of the Portfolio. Previously, responsibility for the management of the High Yield Fund was shared by Mr. Sorrell and Frank J. Jones, Ph.D. Mr. Sorrell is also a co-portfolio manager of The Guardian Bond Fund, Inc. and The Guardian Investment Quality Bond Fund. Mr. Murphy is also co-portfolio manager of The Guardian Park Avenue Fund and The Guardian Stock Fund. Until August, 1998, Mr. Liebst was Vice President and Associate High Yield Portfolio Manager at Van Kampen American Capital Investment Advisory Corp. Mr. Liebst has not previously managed a mutual fund.